SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Heritage Commerce Corp
 (Name of Registrant as Specified in its Charter)

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(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

HERITAGE

Commerce Corp

April 16, 2002

Dear Shareholder:

We are pleased to enclose our 2001 Form 10K, Notice of 2002 Annual Meeting, Proxy Statement and Form of Proxy.

You are cordially invited to attend the 2002 Annual Meeting of Shareholders, which will be held at 3:00 p.m. on Thursday, May 23, 2002, at Heritage Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California, 95113.

The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed proxy card.

Sincerely,

Brad L. Smith Chairman and Chief Executive Officer	Richard L. Conniff President and Chief Operating Officer

150 Almaden Boulevard, San Jose, California 95113 • Telephone (408) 947-6900 • Fax (408) 947-6910

HERITAGE

Commerce Corp

Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Heritage Commerce Corp ("Commerce Corp") will be held at Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 23, 2002, at 3:00 p.m., for the following purposes:

1. To elect the following nominees to serve as directors of Commerce Corp until the Annual Meeting of Shareholders of 2005 and until their successors shall be elected and qualified:

Phillip R. Boyce

Richard L. Conniff

Kirk M. Rossmann

Brad L. Smith

Charles J. Toeniskoetter

2. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2002.

3. To consider and transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on April 9, 2002 are entitled to notice of and to vote at the meeting.

Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the corporation owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Section 2.3 [Qualification of Directors] of these Bylaws. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure noted in this paragraph was followed with respect to the nomination of the proposed nominee.

All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS

Rebecca A. Levey
Corporate Secretary

April 16, 2002
San Jose, California

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE SIGN AND RETURN THE ENCLOSED PROXY
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

PROXY STATEMENT
OF
HERITAGE Commerce Corp

150 Almaden Boulevard • San Jose, California 95113
Telephone (408) 947-6900 • Fax (408) 947-6910

This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp ("Commerce Corp") at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 23, 2002, at 3:00 p.m., and at any adjournments or postponements thereof ("Meeting").

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 16, 2002.

A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of Commerce Corp, an instrument revoking said proxy or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy. If no specifications are given by a shareholder, then the proxy will be voted in favor of election of nominees specified, in favor of the ratification of the Board's selection of independent accountants, and in the discretion of the Board, on such other business as may properly come before the Meeting as described below.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Meeting and election of any person to any office for which a bona fide nominee is named herein, if such nominee is unable to serve or for good cause will not serve.

The enclosed proxy is being solicited by Commerce Corp's Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph, facsimile or personal visits by directors, officers and employees of Commerce Corp and its subsidiary banks.

The Meeting is being held for the following purposes:

  To elect five directors to serve until the annual meeting of shareholders of 2005 and until their successors shall be elected and qualified.

2. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corps' auditors for the fiscal year ending December 31, 2002.

  To consider and transact such other business as may properly be brought before the meeting.

Shareholders of record as of the close of business on April 9, 2002 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of April 4, 2002, the Company had 11,132,462 shares of common stock outstanding. Unless otherwise noted, all per share information has been adjusted to reflect a three for two stock split paid to shareholders of record as of February 5, 1999, and a ten percent stock dividend paid to shareholders of record as of February 7, 2000.

Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting.

In the election of directors, the five candidates receiving the highest number of votes will be elected. Ratification of the selection of Deloitte & Touche LLP as the Company's auditors requires the affirmative vote of a majority of all shares represented and voting at the Meeting. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal) and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received for ratification of the selection of the Company's auditors, abstentions will have the same effect as a vote against the matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 15.

The Bylaws of Commerce Corp provide the procedure for nominations and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

NOMINEES FOR DIRECTOR

The Board of Directors is classified into three classes with staggered three- year terms. The five persons named below will be nominated for election as Class I directors to serve until the Annual Meeting in the year 2005 and until their successors are duly elected and qualified. The five candidates receiving the greatest number of votes will be elected for three-year terms. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Meeting for such substitute nominees as shall be designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

Phillip R. Boyce

Richard L. Conniff

Kirk M. Rossmann

Brad L. Smith

Charles J. Toeniskoetter

The following table provides information with respect to each person nominated and recommended to be elected by the current Board, as well as existing directors of Commerce Corp whose terms do not expire at the time of the Meeting. For information pertaining to stock ownership of each of the nominees, reference can be made to the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of this Proxy Statement.

Name	Class	Age	Position With Commerce Corp	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information
Frank G. Bisceglia	III	56	Director	1994	Senior Vice President - Investments, Senior Portfolio Manager, Portfolio Management Program at UBS/Paine Webber, an independent, full service securities firm.
James R. Blair	II	57	Director	1994	President of Renco Properties, Inc., a real estate development company.
Phillip R. Boyce	I	58	Director	2002	Owner and President of Boyce Associates since 1994, a business consulting company for high tech companies in the South Bay. Director of EDC Biosystems since 2000.
Richard L. Conniff	I	55	Director, President and COO	1998

President and COO, Heritage Commerce Corp since 2000; from 1998 to 2000, President and Chief Executive Officer of Heritage Bank East Bay, a wholly-owned subsidiary of Heritage Commerce Corp; from 1997 to 1998, President and Chief Executive Officer of Acacia Bank, an industrial loan company; and from 1995 to 1997, Senior Vice President and Chief Financial Officer of South Valley Bancorporation.

William J. Del Biaggio, Jr.	II	61	Director	1994	President of Heritage Beverage Company, a beverage importer- brokerage firm, since 1994.
Anneke Dury	III	57	Director	1994	Independent Financial Consultant for various Santa Clara County technology companies.
Kurt G. Hammerstrom	III	61	Director	2001	President - Kurt G. Hammerstrom, DDS, Inc. since 1972; Director, Bank of Los Altos from 1996 to present.
Roy E. Lave	II	66	Director	2000	Chief Executive Officer of Systan, Inc., a consulting firm since 1966; Director, Bank of Los Altos, from 1995 to present. From 1962 to 1974, tenured professor of engineering at Stanford University.
Louis ["Lon"] O. Normandin	III	67	Director	1994	Owner and Chairman of Normandin Chrysler Jeep.
Jack L. Peckham	II	60	Director	1994

President and CEO of Alpine Microsystems since November 1, 2001; Chairman and CEO of Timpani Networks Inc. from 2000 to 2001; President and CEO of Lightspeed Semiconductor from 1998 to 2000; Vice President/General Manager of Atmel Corporation, a semiconductor manufacturing company, from 1985 to 1998.

Humphrey P. Polanen	III	52	Director	1994

Managing Director, Internet Venture Partners BV, an investment firm, since 2000; President and CEO, Trustworks Systems, a network security company, from 1998 to 1999; General Manager, Network Security Products and Internet Commerce Groups, Sun Microsystems, a computer systems company from 1995 to 1998.

Kirk M. Rossmann	I	54	Director	2002	Chief Executive Officer of B/T Management Group, LLC, since 1996; and from 1975 to 1996, President of American Welding Supply, an industrial and electronic industrial gas supplier.
Brad L. Smith	I	52	Chairman and CEO	1999

Chairman and CEO of Heritage Commerce Corp since June 2000; President and CEO of Heritage Bank of Commerce from June 2000 to August 2001; Chairman of Heritage Commerce Corp since 1999; President and CEO of Heritage Bank South Valley, a wholly owned subsidiary of Heritage Commerce Corp, 2000; President of South Valley branch of Heritage Bank of Commerce during 1999; and President and Chief Executive Officer of South Valley National Bank from 1985 through 1998.

Charles J. Toeniskoetter	I	57	Director	2002

Co-founder and President, Toeniskoetter & Breeding, Inc., Construction, a South Bay commercial construction company, since 1983; and Co- founder and President, Toeniskoetter & Breeding Inc., Development, a South Bay real estate investment company, since 1983.

Howard J. Weiland	II	61	Director	2000	Partner of Harb, Levy, and Weiland LLP, Certified Public Accountants since 1967; Director, Bank of Los Altos, from 1995 to present.

There are no family relationships among any of Commerce Corp's Executive Officers, Directors or Director nominees.

No director or nominee chosen by the Board of Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940.

Set forth below is certain information with respect to the Executive Officers of Commerce Corp.

Name	Age	Position	Officer Since
Richard L. Conniff	55	President and Chief Operating Officer	1998
Kenneth A. Corsello	51	Executive Vice President and Chief Credit Officer	1995
Lawrence D. McGovern	47	Executive Vice President and Chief Financial Officer	1998
Brad L. Smith	52	Chairman and Chief Executive Officer	1999

For each officer who became an officer of Heritage Bank of Commerce before the inception of the Company in 1997, the date shown is the officer's commencement date as an officer of Heritage Bank of Commerce. A brief summary of the background and business experience of the Executive Officers of the Company who have not previously been described is set forth below:

Kenneth A. Corsello has served as an Executive Vice President since 1996, as Chief Credit Officer of Heritage Bank of Commerce since 1995, and as Chief Credit Officer of Heritage Commerce Corp since 1998. From 1994 to 1995 Mr. Corsello served as Senior Vice President/Credit Administrator with Cupertino National Bank, and from 1990 to 1994 as a Department Head with the Federal Deposit Insurance Corporation.

Lawrence D. McGovern has served as Executive Vice President and Chief Financial Officer of Heritage Commerce Corp since July 1998. From August 1997 to June 1998 Mr. McGovern served as an independent financial analyst for several companies. From 1995 to 1997 Mr. McGovern served as Chief Financial Officer of Business & Professional Bank, and from 1994 to 1995 as Chief Financial Officer of Capitol Bank.

The following table sets forth information as of the Record Date pertaining to beneficial ownership of Commerce Corp's common stock (the sole class of stock outstanding) by persons known to Commerce Corp to own five percent or more of Commerce Corp's common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, and all directors and officers1 of Commerce Corp as a group. This information has been obtained from Commerce Corp's records, or from information furnished directly by the individual or entity to Commerce Corp.

For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.

Name of Beneficial Owner[1]	Class	Relationship With Commerce Corp	Shares Beneficially Owned[2,3]	Exercisable Options	Percent of Class[3]

Frank G. Bisceglia	III	Director	121,431 (4)	34,861	1.1%
James R. Blair	II	Director	58,347 (5)	29,143	0.5
Phillip R. Boyce	I	Director	44,935 (6)	N/A	0.4
Richard L. Conniff	I	President, COO, & Director	68,906 (7)	55,386	0.6
Kenneth A. Corsello	N/A	Executive Vice President & CCO	51,808 (8)	2,186	0.5
William J. Del Biaggio, Jr.	II	Director	170,615 (9)	34,861	1.5
Anneke Dury	III	Director	43,727 (10)	9,900	0.4
Kurt G. Hammerstrom	III	Director	142,023 (11)	5,563	1.3
Roy E. Lave	II	Director	111,643 (12)	13,355	1.0
Lawrence D. McGovern	N/A	Executive Vice President & CFO	43,725 (13)	42,075	0.4
Louis ("Lon") O. Normandin	III	Director	140,146 (14)	14,850	1.3
Jack L. Peckham	II	Director	152,568 (15)	29,143	1.5
Humphrey P. Polanen	III	Director	68,592 (16)	34,861	0.6
Kirk M. Rossmann	I	Director	77,519 (17)	29,143	0.7
Brad L. Smith	I	Chairman, CEO, & Director	86,232 (18)	78,899	0.8
Charles J. Toeniskoetter	I	Director	12,158 (19)	N/A	0.1
Howard J. Weiland	II	Director	82,520	N/A	0.7
All directors and executive officers (17 in number)			1,405,307	414,226	12.17%

  The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

  Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect (i) a ten percent stock dividend which was paid on February 26, 1996 to shareholders of record as of February 5, 1996, (ii) a five percent stock dividend which was paid on February 26, 1997 to shareholders of record as of February 5, 1997, (iii) a three for two stock split which was paid on August 15, 1997 to shareholders of record as of August 1, 1997, (iv) a three for two stock split which was paid on February 19, 1999 to shareholders of record as of February 5, 1999, and (v) a ten percent stock dividend paid on February 21, 2000 to shareholders of record as of February 7, 2000.

  Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, as shown in the "Exercisable Options" column), both directly and indirectly together with associates.

  Includes 4,286 shares held as trustee of the Edith Lico Simoni Trust, 6,392 shares as custodian for Thomas J. Bisceglia and 6,392 shares as custodian for Laura M. Bisceglia under the Uniform Gifts to Minors Act, 59,000 shares as one of two trustees of the Bisceglia Family Trust, and 10,500 shares held in a personal Individual Retirement Account.

  Includes 13,252 shares held in a personal Individual Retirement Account, 13,222 shares held as trustee for the Blair Family Trust, and 2,730 shares held in the Blair Family Investment's LLC.

  Includes 31,585 shares held as trustee of a trust and 13,350 shares owned by Sierra Nevada Corp with respect to which Mr. Boyce has voting authority.

  Includes 12,563 shares held in a personal individual retirement account and 957 shares held by his wife Sandra Conniff in a personal individual retirement account.

  Includes 810 shares held in a personal Individual Retirement Account.

  Includes 70,268 shares held in a personal Individual Retirement Account, 59,770 shares held as one of two trustees of the Del Biaggio Family Trust, and 5,716 shares held in the name of Helen N. Del Biaggio, his wife.

  Includes 6,068 shares held in a personal Individual Retirement Account and 27,759 shares held as Trustee for the Dury Revocable Trust.

  Includes 134,200 shares held individually and 2,260 shares held by his daughter.

  Includes 74,197 shares held in the Roy E. Lave Profit Sharing Plan and 24,091 shares held in the Lave Revocable Trust.

  Includes 1,650 shares held in a personal Individual Retirement Account.

  Includes 125,296 shares as trustee of the Louis and Margaret Normandin Trust.

  Includes 123,425 shares as one of two trustees for the Peckham Revocable Trust.

  Includes 11,381 shares held in a personal Individual Retirement Account and 623 shares held by Azieb Nicodimos, his wife.

  Includes 28,584 shares held in a personal Individual Retirement Account and 5,500 shares as trustee for the Rossmann family trust.

  Includes 7,333 shares held in a personal Individual Retirement Account.

  Includes 150 shares held by Linda O. Toeniskoetter, Mr. Toeniskoetter's wife, and 13,258 shares in the Toeniskoetter & Breeding, Inc. profit sharing plan, and 500 shares held in Bloods Creek Partners, of which he is a managing partner.

INDEBTEDNESS OF MANAGEMENT

Some of Commerce Corp's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the banking subsidiaries of Commerce Corp (i.e., Heritage Bank of Commerce, Heritage Bank East Bay, Heritage Bank South Valley, and Bank of Los Altos, collectively referred to herein as the "Banks") in the ordinary course of business, and the Banks expect to have such ordinary banking transactions with these persons in the future. In the opinion of management of Commerce Corp and the Banks, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must comply with the Banks' lending policies and statutory lending limits. In addition, prior approval of the Banks' Boards of Directors is required for all such loans.

The members of the Audit Committee are Humphrey P. Polanen, Committee Chairman, Louis ("Lon") O. Normandin, Jack L. Peckham, and Howard J. Weiland, Committee Vice-Chairman. All Audit Committee members would be deemed independent under NASD rules.

The principal duties of the Audit Committee are the following: (i) recommend the firm of independent certified public accountants for appointment by the Board; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with Commerce Corp's financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, accounting practices and procedures and other matters relating to the financial condition of Commerce Corp and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters. The Board of Directors has adopted a written charter for the Audit Committee. A copy of Commerce Corp's Audit Committee Charter is included as Annex A to this Proxy Statement. The Audit Committee met four times during 2001.

The members of the Personnel and Planning Committee are Frank G. Bisceglia, Richard L. Conniff, William J. Del Biaggio, Jr., Roy E. Lave, Jack L. Peckham, and Brad L. Smith.

The principal duties of the Personnel and Planning Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to executive officers of the Company and its subsidiary banks; (iii) the development of corporate-wide compensation and benefits policies; (iv) the development of the Company's personnel policies; (v) the Company's compliance with laws and regulations pertaining to personnel, compensation and employment matters; (vi) the development and presentation to the Board for approval of the Company's mission statement and strategic plan; (vii) the development of employee training and internal communications programs; and (viii) in cooperation with the Company's Loan Committee, the development of social responsibility programs and policies, including, but not limited to, policies designed to ensure the Company's compliance with all state and federal laws and regulations pertaining to equal employment opportunity, equal credit opportunity and the Company's efforts to meet the credit needs of the communities in which the Company and its subsidiaries do business. The Personnel and Planning Committee met six times during 2001.

The members of the Loan Committee are Frank G. Bisceglia, Committee Chairman, James R. Blair, Richard L. Conniff, Kenneth A. Corsello, William J. Del Biaggio, Jr., Roy E. Lave, Louis O. ("Lon") Normandin and Brad L. Smith. The Loan Committee is responsible for the approval and supervision of loans and the development of the Company's loan policies and procedures. The Loan Committee met 37 times during 2001.

The members of the Finance and Investment Committee are Anneke Dury, Committee Chairwoman, Frank G. Bisceglia, James R. Blair, Richard L. Conniff, William J. Del Biaggio, Jr., Brad L. Smith, and Howard J. Weiland.

The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of the Company's investments and preparation of the Company's annual budget. The Finance and Investment Committee met twelve times during 2001.

The Company does not have an executive or nominating committee. The Board of Directors performs the functions of these committees.

During 2001, the Company's Board of Directors held eleven regular meetings and one special meeting. Except for James R. Blair and Humphrey P. Polanen, each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of board committees on which that director served.

Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp's directors and executive officers, and persons who own more than ten percent of a registered class of Commerce Corp's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.

To Commerce Corp's knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, during the year ended December 31, 2001 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

During 2001 Commerce Corp paid a director, William J. Del Biaggio, Jr., $60,000 in connection with the terms of a consulting agreement pursuant to which Mr. Del Biaggio assisted with business development activities for Commerce Corp's subsidiary banks.

There are no other existing or proposed material transactions between Commerce Corp and any of Commerce Corp's directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

Management is not aware of any arrangements, including the pledge by any person of shares of Commerce Corp, the operation of which may at a subsequent date result in a change in control of Commerce Corp.

The following information is furnished with respect to each executive officer of the Company whose aggregate cash compensation during 2001 exceeded $100,000.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and principal position	Year	Salary (1)	Bonus (1)	Other Annual Compensation (2)	Restricted Stock Awards	Options / SARs	LTIP Payouts	All Other Compensation (3)

Richard L. Conniff	2001	$ 200,000	$ 70,100	$ 9,100	---	10,000	---	---
President and COO	2000	150,500	61,500	7,600	---	---	---	---
Heritage Commerce Corp	1999	132,000	38,500	6,000	---	3,300	---	---

Kenneth A. Corsello	2001	$ 127,500	$ 39,500	$ 6,900	---	---	---	---
Executive Vice President/	2000	114,200	35,400	6,600	---	6,000	---	---
Chief Credit Officer	1999	100,000	35,200	7,623	---	---	---	---

Lawrence D. McGovern	2001	$ 148,700	$ 48,500	$ 8,300	---	---	---	---
Executive Vice President/	2000	139,700	38,200	7,900	---	---	---	---
Chief Financial Officer	1999	128,000	24,300	29,942	---	---	---	---

Brad L. Smith	2001	$ 220,000	$ 70,100	$ 13,900	---	10,000	---	---
Chairman and CEO	2000	176,000	62,200	11,400	---	---	---	---
Heritage Commerce Corp	1999	175,000	6,000	6,000	---	3,300	---	---

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts include an automobile allowance pursuant to the terms of each executive officer's employment, payments for unused vacation and insurance benefits.

Commerce Corp pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximately two times their annual salaries. The policies are payable to the officer's designated beneficiary(ies). In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to the executive officers named above did not, for the fiscal year ended December 31, 2001, exceed ten percent of the compensation to such officers.

Stock Option Plan

In 1994 the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan ("Plan") in order to promote the long-term success of the Bank and the creation of shareholder value. In 1998 the Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Plan authorizes Commerce Corp to grant stock options to officers, employees and directors of Commerce Corp and its affiliates.

The following table shows options granted in 2001 to executive officers named in the Summary Compensation Table. The grant date present value dollar amount was computed in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Option Grants in Last Fiscal Year

Individual Grants
Name	Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value $
Richard L. Conniff	10,000	5.51%	$9.38	1/25/2011	$34,000
Brad L. Smith	10,000	5.51%	$9.38	1/25/2011	$34,000

The following table delineates options exercised by executive officers named in the Summary Compensation Table and the values of unexercised options at December 31, 2001:

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

			Number of unexercised options at Year End	Value of unexercised in-the-money options at Year End
Name	Shares acquired on exercise (#)	Value realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable

Conniff	---	---	51,829/17,571	N/A
Corsello	48,076	242,601	1,541/4,459	N/A
McGovern	---	---	39,600/9,900	N/A
Smith	---	---	67,504/28,296	N/A

The Board of Directors has established an employee benefit plan under Section 401(k) of the Internal Revenue Code of 1986. The purpose of the 401(k) plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees administer the Plan. The Company matches the first $1,500 of each employee's contributions.

In 1997, Heritage Bank of Commerce initiated an employee stock ownership plan ("Stock Ownership Plan"). The Stock Ownership Plan was subsequently adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows Commerce Corp, at its option, to purchase shares of Commerce Corp Common Stock on the open market and award those shares to certain employees. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Company on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 2001, Commerce Corp contributed $244,000 to the Stock Ownership Plan, with contributions to Richard L. Conniff, Kenneth A. Corsello, Lawrence D. McGovern and Brad L. Smith totaling $5,100, $3,800, $4,500 and $5,100, respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

Richard L. Conniff, Commerce Corp President and Chief Operating Officer, is employed under the terms of a written three-year employment contract dated August 20, 2001 which provides for the following as of December 31, 2001: base salary of $200,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Conniff's employment without cause.

Kenneth A. Corsello, Commerce Corp's Executive Vice President and Chief Credit Officer, is employed under the terms of a written three-year employment contract dated March 11, 2001 which provides for the following as of December 31, 2001: base salary of $128,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Corsello's employment without cause.

Lawrence D. McGovern, Commerce Corp's Executive Vice President and Chief Financial Officer, is employed under the terms of a written three-year employment contract dated July 16, 1998 which is renewable annually and provides for the following as of December 31, 2001: base salary of $150,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. McGovern's employment without cause.

Brad L. Smith, Chairman of the Board and Chief Executive Officer of Commerce Corp, is employed under the terms of a written three-year employment contract dated August 20, 2001 which provides for the following as of December 31, 2001: base salary of $220,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Smith's employment without cause.

The Company has a supplemental retirement plan ("The Plan") covering key executives and directors. The Plan is a nonqualified defined benefit plan and is unsecured and unfunded and there are no Plan assets. The Company has purchased insurance on the lives of the directors and executive officers who participate in the Plan and intends to use the cash values of those policies ($22,034,000 and $15,983,000 at December 31, 2001 and 2000, respectively) to pay the retirement obligations that accrue pursuant to the plan. The Company's total accrued pension obligation was $2,596,000 and $2,125,000 as of December 31, 2001 and 2000, respectively. The formula by which benefits are determined for the executive officers and directors who participate in the Plan is based on a combination of the individual's position within the Company, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under the previous plan. The estimated annual benefits payable upon retirement at normal retirement age for Richard L. Conniff, Kenneth A. Corsello, Lawrence D. McGovern, and Brad L. Smith are $100,000, $48,000, $68,000, and $125,000, respectively. The death benefit for participants in the Plan is an endorsement to the individual's beneficiaries of 80% of the net-at-risk insurance amount (i.e., the amount of the death benefit in excess of cash value of the underlying insurance policy).

During 2001, Commerce Corp paid retainers to thirteen directors for their services during 2001, for a total of $22,000. In March 2001, the Board approved a director compensation program, effective April 1, 2001, that extended a plan previously adopted by the Board to include all non- executive officer directors. The plan allocates fees among participating directors, based on the extent and nature of each director's committee memberships, attendance, and/or that director's chairmanship of one of the various committees of the Board. The total annual cost of the program for 2001 was approximately $94,000.

An option of the director compensation program is the deferral of fees ("Deferral Plan"). Under the Deferral Plan, a participating director may defer up to 100% of their board fees into the Deferral Plan for up to ten years from the date of the first deferral. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years, with interest accruing (at the same 8%) on the declining balance. A participating director is eligible to begin receiving benefits upon retirement.

Commerce Corp has purchased life insurance policies on the lives of directors who have agreed to participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, Commerce Corp will receive death benefit payments upon the death of the director. The proceeds will permit Commerce Corp to "complete" the Deferral Plan as the director originally intended if the director dies prior to the completion of the Deferral Plan. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's deferral account.

To date, six of the directors have elected to defer their fees. For the years 1999, 2000 and 2001, Commerce Corp accrued expenses of $42,000, $67,000, and $73,000, respectively, to account for its obligation to pay deferred fees.

Compensation Committee Report

The Personnel and Planning Committee, acting as a compensation committee in accordance with applicable requirements, has provided the following report to the Board of Directors of Commerce Corp.

Report on Senior Executive Compensation
By the Personnel and Planning Committee of the Board of Directors

The Report of the Personnel and Planning Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Commerce Corp specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

Commerce Corp's general compensation strategy for senior executive officers is to pay annual and long term compensation which is competitive with executives in similar positions at peer group companies, taking into appropriate account Commerce Corp's forward progress, its overall financial condition and its performance relative to companies in similar circumstances. In determining compensation levels, Commerce Corp obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates and independent compensation consultants. Additionally, Commerce Corp ties incentive compensation levels to financial performance goals of Commerce Corp.

The compensation policy of Commerce Corp is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, stock options and a supplemental executive retirement plan.

Commerce Corp's senior executive compensation is determined by the Personnel and Planning Committee of the Board of Directors and by the Board itself. Brad L. Smith, Commerce Corp's Chairman and Chief Executive Officer, and Richard L. Conniff, Commerce Corp's President and Chief Operating Officer, are currently members of both the Board of Directors and the Personnel and Planning Committee, but do not participate in matters related to executive compensation. The Committee meets a minimum of four times per year. Salaries and other compensation are reviewed annually. Any significant increases or other changes to compensation or benefits are approved by the Board of Directors. Incentive bonus awards are determined by the Committee in January or February and recommended to the full Board for immediate action. Compensation for a newly hired executive may be established by the Committee at a special meeting.

In its discretion, Commerce Corp pays annual incentive bonuses to its senior executives after receiving a recommendation to do so by the Personnel and Planning Committee of the Board. The decision to pay, and the amount of payment, is based upon an assessment of the institution's performance in the context of the plan and with reference to the executive's base wages, as well as to peer group patterns.

Heritage Commerce Corp Directors Personnel and Planning Committee

Frank G. Bisceglia
Richard L. Conniff
William J. Del Biaggio, Jr.
Roy E. Lave
Jack L. Peckham
Brad L. Smith

Compensation Committee Interlocks and Insider Participation

During 2001 Richard L. Conniff, the Company's President and Chief Operating Officer, and Brad L. Smith, the Company's Chairman and Chief Executive Officer, served on the Board's Personnel and Planning Committee. The Personnel and Planning Committee is responsible for recommending changes in executive officer salaries and other forms of compensation to the Company's Board of Directors. Mr. Conniff and Mr. Smith did not participate as voting members of the Personnel and Planning Committee or the Board of Directors with respect to matters related to their own compensation.

Performance Graph

The following graph compares the stock performance of Heritage Bank of Commerce from December 31, 1996 to January 31, 1998 and of Commerce Corp from February 1, 1998 to December 31, 2001, to the performance of several specific industry indices. The performance of the S&P 500 and S&P Regional Bank indicies were used as comparisons to the Company's stock performance. Management believes that a performance comparison to the Nasdaq Stock Index and the Nasdaq Bank Stocks provide meaningful information and has therefore included those comparisons in the following graph.

		Period Ending
Index	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
Heritage Commerce Corp.	100.00	208.08	264.82	302.66	192.48	162.30
S&P 500	100.00	133.37	171.44	207.52	188.62	166.22
NASDAQ - Total US*	100.00	122.48	172.68	320.89	193.01	153.15
NASDAQ Bank Index*	100.00	167.41	166.33	159.89	182.38	197.44
S&P Bank Index	100.00	143.94	153.37	133.89	157.31	158.19

    Results shown on the graph are not necessarily indicative of future performance

The Company is not involved in any litigation other than routine litigation in the ordinary course of the Company's business.

THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FIVE NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE ANNUAL MEETING OF 2005 OF THE SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: PHILLIP R. BOYCE, RICHARD L. CONNIFF, KIRK M. ROSSMANN, BRAD L. SMITH AND CHARLES J. TOENISKOETTER. IF NO INSTRUCTION IS GIVEN, THE BOARD OF DIRECTORS INTENDS TO VOTE FOR EACH NOMINEE LISTED.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

At the 2002 Annual Meeting of Shareholders, the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

RESOLVED, that the selection of Deloitte & Touche LLP as the independent certified public accountants of Heritage Commerce Corp for the fiscal year ending December 31, 2002 is hereby ratified.

If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if the selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Corporation and its shareholders.

The services provided Deloitte & Touche LLP include the examination and reporting of the financial status of Commerce Corp. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

A representative of Deloitte & Touche LLP is expected to attend the 2002 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

Audit Committee Report

In accordance with its written charter adopted by Heritage Commerce Corp's Board of Directors (Board), the Heritage Commerce Corp Audit Committee (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal 2001 the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of the Company as of and for fiscal year ended December 31, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussion with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Humphrey P. Polanen, Chairman

Howard J. Weiland, Vice Chairman

Louis O. "Lon" Normandin

Jack L. Peckham

March 28, 2002

Principal Accounting Firm Fees

Audit fees: The aggregate fees for professional services rendered by the company's principal accounting firm, Deloitte & Touche LLP and their affiliates (collectively, "Deloitte & Touche"), in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 fiscal year was approximately $186,000.

Financial and Information Systems Design and Implementation Fees: There were no professional services rendered by Deloitte & Touche LLP in the 2001 fiscal year relating to financial information systems design and implementation.

The aggregate fees for all other services rendered by Deloitte & Touche in the 2001 fiscal year was approximately $131,000 and can be subcategorized as follows:

{1} Attestation Fees: The aggregate fees for attestation services rendered by Deloitte & Touche for matters such as consents related to SEC and other registration statements, audits of employee benefit plans, and consultation on accounting standards or transactions was approximately $26,000.

{2} Other Fees: The aggregate fees for all other services, such as consultation related to tax planning and compliance and other accounting matters rendered by Deloitte & Touche in the 2001 fiscal year was approximately $105,000.

The Board of Directors has considered whether Deloitte & Touche's provision of the services described above as "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Deloitte & Touche.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF APPROVING THE RATIFICATION OF DELOITTE & TOUCHE LLP AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002 (UNLESS THE SHAREHOLDERS DIRECT OTHERWISE). YOU ARE URGED TO VOTE FOR PROPOSAL 2: TO RATIFY THE BOARD'S SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2003 Annual Meeting of Shareholders, and to be included in Commerce Corp's Proxy Statement for that meeting, must be received by Commerce Corp no later than December 17, 2002 in a form that complies with applicable regulations. Shareholder proposals may not be included in the Proxy Statement for the 2003 Annual Meeting or presented at the shareholder meeting unless certain conditions are met. Shareholder proposals are subject to regulation under Federal securities laws.

A copy of Commerce Corp's annual report on Form 10-K (excluding exhibits) is being sent to shareholders along with this Proxy Statement. To obtain an additional copy without charge, please contact Rebecca Levey at (408) 947-6900.

HERITAGE COMMERCE CORP

Rebecca A. Levey
Corporate Secretary

San Jose, California
April 16, 2002

ANNEX A

HERITAGE COMMERCE CORP

AND SUBSIDIARY BANKS

Board of Directors

Audit Committee Charter

Approved March 28, 2002

TABLE OF CONTENTS

  Purpose
  Mission Statement
  Audit Committee Charter
  Internal Audit
  Certification of On and Off Balance Sheet Items
  Duties of the Independent Internal Audit Firms
  Internal Audit Outsourcing Arrangements
  External Audit

I. Purpose

The Board of Directors of Heritage Commerce Corp (HCC) under its fiduciary duties has established an Audit Committee. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the company. It may also have such other duties that may, from time to time, be assigned to it by the Board.

The primary purpose of this policy is to provide the Audit Committee of HCC and its subsidiary banks, the authority to perform its fiduciary responsibilities of safeguarding the assets of the institution, ensure adherence to Board Policies and ensure quality and reliability of information reporting. The Audit Committee may engage independent third party services to audit, investigate and perform operational reviews of activities and financial statements of the company and its subsidiaries.

II. Mission Statement

The mission of the Audit Committee is to provide the most effective risk-focused internal control system, a highly effective audit program, and to provide sufficient resources in a cost effective manner, and to adequately and independently test the reliability of administrative and financial reporting of HCC and its Subsidiary banks.

III. Audit Committee Charter

The Boards of Heritage Commerce Corp and its subsidiary banks have adopted this Audit Committee Charter. The Committee shall annually review and reassess this charter and recommend any proposed changes to the Board for approval.

Membership

  The Committee shall consist entirely of outside directors who are independent of management.
  The Committee shall not be less than three and more than six members.
  Each committee member shall meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the state and federal banking laws and NASDAQ/American Stock Exchange.
  Non-voting advisory members shall consist of the Chairperson of subsidiary bank Audit Committees, Chief Executive Officers, Chief Financial Officer and the Audit Liaison Officer. Bank officers, independent public accountants, operations and loan review representatives and regulatory examiners will attend as deemed necessary by the Chairperson.
  The Board of Directors shall appoint the Chairperson, Vice Chairperson and each member of the Committee.
  All Committee members shall serve a term of one year unless re-appointed by the Board of Directors. In the event of a vacancy, an outside director will be appointed to fill the vacancy.
  Fifty percent of the voting members at any given meeting shall constitute and qualify as a quorum. A quorum of voting members must exist to conduct the meeting.
  The Audit Committee shall meet quarterly or as called by the Chairperson.
  The Committee shall report to the full Board at its regularly scheduled meetings and provide the Board with written minutes of its meetings.

Audit Committee Responsibilities

Audit Committee responsibilities will include, but are not limited to, the following:

  The Committee shall maintain free and open communication with the independent auditors, the internal auditors and company management.
  In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel.
  The Committee may engage highly competent, certified public accounting firms to audit the consolidated financial statement of the holding company and its subsidiary banks and to provide other attestation services requiring independence.
  The Committee will ensure that qualified personnel with diversified banking and internal audit expertise and experience perform the internal audit and loan review functions.
  Review and approve the scope and coverage of any audit engagement, regulatory examinations, and loans and operations review.
  Review audit plans, risk assessment, management letter, responses and follow-up to audit and examination findings.
  Review audited financial statements and discusses them with management and independent auditors (Statement of Auditing Standards No 61.) Review periodic reports from the Compliance and Bank Secrecy Act Officers.
  Issue annually, a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.
  Ensure that management replies in writing to the recommendations contained in each audit report within 30 days or such other reasonable time necessary to provide adequate response.
  Review the Audit Follow-up Log of all audit reports issued. The Log should be updated at least quarterly and summarize management responses and corrective action plans.
  The Committee shall direct a follow up audit, where necessary, to adequately address significant areas of concern. The follow up shall be performed within six months of the audit.
  The Committee may meet in a closed session with auditors without the presence of senior management.
  The Committee shall review and formally accept annually, the audited consolidated financial statements of HCC and its subsidiary banks prepared by certified public accountants in accordance with generally accepted accounting principles.
  Discuss with management and/or the Company's general counsel, any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

IV. Internal Audit

The internal audit policy statement provides guidelines and sound practices for the Audit Department to follow in order to effectively manage the internal audit function. The Audit Liaison Officer will oversee the internal audit function and report directly to the Board's Audit Committee.

Responsibilities include but are not limited to the following:

  Assist Board's Audit Committee and Senior Management in effective discharge of their responsibilities by providing them with independent analysis, appraisal and recommendations regarding the activities of the Holding Company and its subsidiary banks.

  Coordinate upcoming audits and regulatory examinations with outside auditors and regulatory agencies.

  Ensure implementation of risk-focused internal control system and effective certification program to promote operational efficiency and adherence to internal policies.

  Conduct operations audit, loan review and special investigations when appropriate, to detect the presence, absence and/or extent of fraud, embezzlement, or willful manipulation of funds and records.

  Maintain the independent nature of the audit function by ensuring that neither the auditor nor his staff initiates or approves accounting transactions of any nature, or administers or supervises any bank operational function.

  Assess the competency, independence, and objectivity of the outside service provider as it relates to assignments to be performed.

  Strictly guard the confidentiality of audit reports, audit files and findings, audit schedules, HCC records, Subsidiary Bank's/Client relationships, and HCC data in general.

V. Certification of On and Off Balance Sheet Items

Certification is a process of reconciling, verifying and confirming accounting records and administrative processes to ensure protection of assets, dual control, segregation of duties and other internal control systems are in place.

The Audit Committee of Heritage Commerce Corp and its subsidiary banks establishes this policy as a necessary tool of an effective internal control structure.

  All general ledger accounts or group of similar accounts are to be periodically certified in accordance with established certification procedures.
  Non general ledger accounts including certain administrative procedures are to be certified according to established procedures.
  Certification of general ledger accounts shall be evidenced by reconciliation to the general ledger with appropriate supporting documentation and certified correct by a reviewer.
  Certification of On and Off Balance Sheet items are to performed on any day of the month; however, the date shall vary within 5 working days of the previous month to maintain an element of surprise.
  All stale items (90 days and over) are to be properly researched and referred to the Controller for charge-off, unless the said items are in process of collection.
  Each Department Manager is responsible for completing the certification of his/her area or bank.
  Audit Liaison Officer is to oversee the company-wide certification process.
  Respective Department Managers are to forward one copy of the certification schedule to the Audit Liaison Officer each month.

VI. Duties of the Independent Internal Audit Firms

  Design and implement a risk assessment program to effectively assess risk exposures of the areas audited.
  Perform a risk-focused audit of the institutions' operations and activities.
  Verify and determine compliance with adopted policies, plans, procedures, and applicable banking laws and regulation, including generally accepted accounting principles.
  Review internal control systems in place to safeguard assets and other intangibles and verify existence and value of assets and liabilities.
  Review operational efficiency of the HCC and its banks, to ensure that the resources are employed efficiently and in a cost-effective manner. Identify and analyze operating weaknesses and recommend corrective action measures.
  Review loans, credit administration and analysis of loan and lease losses reserve.
  Communicate the results of the internal audits, both positive and negative, in writing including management response to the appropriate levels of management and the Audit Committee.
  Participate on a consultative basis in the planning stages of new policies, procedures, and control systems for new product offerings and for new laws and regulation.

VII. Internal Audit Outsourcing Arrangements

All outsourcing arrangements shall be evidenced by a written contract, i.e., engagement letter. Minimum requirements of engagement letter are as follows:

  The engagement shall set the scope and frequency of work to be performed by the vendor.
  It shall set manner and frequency of reporting to Audit Committee about the status of the engagement.
  Establish the requisite protocol for changing the terms of the service engagement, i.e. expansion of coverage if material issues are found.
  Specify that the internal audit reports are the property of the institution, that the institution will be provided with any copies of the related work papers it deems necessary, and that the Audit Liaison Officer will have reasonable and timely access to the work papers prepared by the vendor.
  Specify the locations of the internal audit reports and the related work papers.
  The regulatory examiners will be granted access to the internal audit reports and related work papers prepared by the vendor if needed, through the Audit Liaison Officer.
  Prescribe the method for determining who bears the cost of consequential damages arising from errors, omissions and negligence.
  That the vendors shall not perform management functions, make management decisions, or act or appear to act, in a capacity equivalent to that of an employee of HCC and its subsidiaries. Nothing in this section prohibits value- added audit.

Internal Audit Schedule

The audit period shall generally be from January 1st to December 31, the Company's fiscal year end. The audit plan and schedule shall be rotating, although an element of surprise should be maintained. The schedule will be driven by risk assessment results, internal and external audit findings and conclusions, as well as regulatory examinations.

Audit Cycle shall be as follows:

  High Risk/or Less than Satisfactory Rating: 6 months Maximum
  Moderate Risk/ Satisfactory: 12 months Maximum
  Low Risk Areas/ Satisfactory: 12 months Maximum
  Board Policies, irrespective of the risk rating: 12 months

The scope of an internal audit will be sufficient to test compliance with adopted policy and procedures; appraise the soundness and adequacy of accounting, operating, and other administrative controls, and to detect irregularities from proof detail or reconcilement.

The Internal audit firm will have access to any area or records as deemed necessary.

Ratings

The Bank/Department/Function shall be rated after a thorough analysis and review of its functions and activities in accordance with Board policies, adherence to internal accounting and administrative control procedures, as well as applicable laws and regulation. The ratings are defined as follows:

  Strong: The Bank/Department/Function is in substantial compliance with applicable policies and procedures.
  Satisfactory: The Banks/Department/Function is in compliance with policies and procedures. Any weaknesses are minor and can be handled in a routine manner.
  Needs Improvement: The Banks/Department/Function, although generally in compliance with policies and procedures, has certain deficiencies that should be improved. Typically, more than one significant weakness is noted.
  Unsatisfactory: The Banks/Department/Function is in substantial noncompliance with policies and procedures. Violations of laws and regulations are noted. The problem may range from severe to critical and as such, will expose the bank to financial losses if left uncorrected.

Reports

The Internal audit firm shall prepare, review and provide written audit reports to be submitted to the Audit Committee. The internal audit firm shall routinely discuss preliminary findings with the appropriate levels of management to ascertain correctness of facts, and to give management the opportunity to clarify. An exit review will be held with senior management and the Audit Liaison Officer. The written report, including the management response, will be provided to the Audit Committee within a reasonable time frame not to exceed 45 days from date of the completion of audit.

VIII. External Audit

A strong internal auditing function establishes the proper control environment and promotes accuracy and efficiency in the company. An external auditing program complements this function by providing an objective outside view of the HCC and its subsidiary banks' operations. Heritage Commerce Corp and its banks are committed to maintaining a sound external-auditing program. The Audit Committee of the Board of Directors will engage the external auditors annually. An engagement letter will be accepted and it must be sufficient in scope to render an opinion on the consolidated financial statement of the Heritage Commerce Corp and its subsidiaries.

Outlook

In view of our continued expansion, the holding company and its banks may be subject to Section 36 of the Federal Deposit Insurance Act, as implemented by 12 CFR, Part 363. This law requires each depository institution with $500 million or more in total assets at the beginning of its fiscal year to file with the appropriate federal banking agency the following documents:

(a) An audited financial statement

(b) A management report and,

(c) Independent public accountant's attestation concerning both the effectiveness of the institution's internal controls for financial reporting and its compliance with designated safety and soundness laws.

A copy of the audited consolidated financial statements of the holding company will be submitted to the appropriate regulatory agency on behalf of the affiliated banks to satisfy this requirement.

REvocable Proxy - HERITAGE COMMERCE CORP

Solicited by The Board of Directors for the Annual Meeting of Shareholders

The undersigned shareholder of Heritage Commerce Corp ("Commerce Corp") hereby nominates, constitutes and appoints Brad L. Smith and Richard L. Conniff, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 23, 2002 at 3:00 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

1. To elect the following nominees to serve three year terms as Class I directors of Commerce Corp:

[ ] FOR all nominees listed (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below:

Phillip R. Boyce

Richard L. Conniff

Kirk M. Rossmann

Brad L. Smith

Charles J. Toeniskoetter

2. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2002.

[ ] FOR ratification of Deloitte & Touche LLP as Commerce Corp's auditors.

[ ] AGAINST ratification of Deloitte & Touche LLP as Commerce Corp's auditors.

[ ] ABSTAIN.

3. To consider and transact such other business as may properly be brought before the meeting.

This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote "FOR" each of the foregoing proposals.

If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

I / we do [ ] do not [ ] expect to attend this meeting.

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NUMBER OF SHARES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated: ________________________________, 2002.

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SIGNATURE OF SHAREHOLDER (S)

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(PRINT NAME)

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SIGNATURE OF SHAREHOLDER (S)

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(PRINT NAME)